SUPPLEMENT Dated July 17, 2013
To the Current Prospectus

ING Empire Traditions Variable Annuity

Issued by ReliaStar Life Insurance Company of New York
Through Its Separate Account NY-B

This supplement updates the prospectus for your variable annuity contract and any subsequent supplements thereto. Please read it carefully and keep it with your copy of the prospectus for future reference. If you have any questions, please call our Customer Service Center at 1-800-366-0066.

1.	Important Information Regarding an Upcoming Fund Reorganization. Please note, the following information only affects you if you currently invest in or plan to invest in the subaccount that corresponds to the
ING Pioneer Mid Cap Value Portfolio:

The Board of Trustees of ING Investors Trust approved a proposal to reorganize the ING Pioneer Mid Cap
Value Portfolio (the “Merging Portfolio”) with and into the ING Large Cap Value Portfolio (the “Surviving
Portfolio”). Subject to shareholder approval, the reorganization is expected to take place on or about
September 6, 2013 (the “Closing Date”), resulting in a shareholder of the Merging Portfolio becoming a shareholder of the Surviving Portfolio. Each shareholder will thereafter hold shares of the Surviving Portfolio having equal aggregate value as shares of the Merging Portfolio, and the Merging Portfolio will no longer be available under the contract.

Prior to the Closing Date, you may reallocate your contract value in the Merging Portfolio to another investment portfolio currently available under the contract. This reallocation will neither count as a transfer for purposes of our Excessive Trading Policy nor be subject to a transfer charge under the contract. Contract value remaining in the Merging Portfolio on the Closing Date will be placed in the Surviving Portfolio.

Unless you provide us with alternative allocation instructions, after the Closing Date all future allocations directed to the Merging Portfolio will be automatically allocated to the Surviving Portfolio. You may provide alternative instructions by calling our Customer Service Center at the number above.

Information about the ING Large Cap Value Portfolio. The following chart provides summary information for the Surviving Portfolio. More detailed information can be found in the current prospectus and Statement of
Additional Information for that fund.

Fund Name
	Investment Adviser/Subadviser	Investment Objective
	ING Large Cap Value Portfolio	Seeks long-term growth of capital and current
	Investment Adviser: Directed Services LLC	income.
Investment Subadviser: ING Investment Management Co. LLC

All references in the prospectus to the Merging Portfolio and Surviving Portfolio are changed accordingly.

2.	The section titled “Same-Sex Marriages” in your prospectus is deleted and replaced with the following:

Same-Sex Marriages
Before June 26, 2013, pursuant to Section 3 of the federal Defense of Marriage Act (“DOMA”), same-sex marriages were not recognized for purposes of federal law. On that date the U.S. Supreme Court held in United
States v. Windsor that Section 3 of DOMA is unconstitutional. While valid same-sex marriages are now recognized under federal law and the favorable income-deferral options afforded by federal tax law to an opposite-sex spouse under Tax Code sections 72(s) and 401(a)(9) are now available to a same-sex spouse, there are still unanswered questions regarding the scope and impact of the Windsor decision. Consequently, if you are married to a same-sex spouse you should contact a qualified tax adviser regarding your spouse’s rights and benefits under the contract described in this prospectus and your particular tax situation.

X.EMTRAD-13		July 2013